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                                                                    EXHIBIT 23.3

                [MCGRIFF, DOWDY & ASSOCIATES, P.C. LETTERHEAD]



                 CONSENT OF MCGRIFF, DOWDY & ASSOCIATES, P.C.

We consent to the use in this registration statement on Form S-4 of our report dated January 23, 1997, on our audit of the financial statements of ASB Bancshares, Inc. and Subsidiary and to the reference to our firm under the headings "Experts".


/s/ McGriff, Dowdy & Associates, P.C
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McGriff, Dowdy & Associates
Albertville, Alabama
October 30, 1997